UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2021

PENN NATIONAL GAMING, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-24206	23-2234473
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Berkshire Blvd., Suite 200

Wyomissing, PA 19610

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (610) 373-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PENN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On August 4, 2021, Penn National Gaming, Inc. (the “Company”), 1317774 B.C. Ltd., a British Columbia corporation and an indirect wholly owned subsidiary of the Company (“Purchaser”), and Score Media and Gaming Inc., a British Columbia corporation (“theScore”) entered into an Arrangement Agreement (the “Arrangement Agreement”), pursuant to which Purchaser will, among other things, acquire all of the Class A Subordinate Voting Shares (“theScore Class A Shares”) and Special Voting Shares (together with theScore Class A Shares, the “Shares”) of theScore, other than Shares held by the Company or its subsidiaries (the “Acquisition”). The transactions contemplated by the Arrangement Agreement will be implemented by way of a court-approved plan of arrangement (the “Plan of Arrangement”) under Division 5 of Part 9 of the Business Corporations Act (British Columbia), as amended (the “BCBCA”).

The Arrangement Agreement and Plan of Arrangement provide that each holder of Shares (“theScore Shareholder”) will receive for each Share, other than any Shares transferred to the Purchaser by shareholders who properly exercise dissent rights under the BCBCA or any Shares held by the Company, Purchaser or any of their respective subsidiaries, (a) US$17.00 in cash (“Cash Consideration”), and (b) 0.2398 of a share of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) or, if such holder is an eligible Canadian resident for tax purposes who validly elects to receive Exchangeable Shares (as defined below), 0.2398 of a share of Purchaser that are exchangeable into Company Common Stock (“Exchangeable Shares” and together with Company Common Stock, “Consideration Shares”, and collectively with the cash in lieu of fractional shares of Consideration Shares and Cash Consideration, the “Transaction Consideration”).

Each Exchangeable Share will be exchangeable into one share of Company Common Stock (the “Exchangeable Share Exchange Ratio”) at the option of the holder, subject to customary adjustments for stock splits or other reorganizations. In addition, the Company may require all outstanding Exchangeable Shares to be exchanged into shares of Company Common Stock at any time following the fifth anniversary of the closing, or earlier under certain circumstances. Holders of Exchangeable Shares will be entitled to receive dividends economically equivalent to the dividends declared by the Company with respect to the Company Common Stock, unless there is an adverse tax consequence to Purchaser and Purchaser elects to equitably adjust the Exchangeable Share Exchange Ratio in lieu of paying such equivalent dividend. The Exchangeable Shares will not be entitled to cast votes on matters for which holders of shares of Company Common Stock are entitled to vote nor will the Exchangeable Shares be listed for trading on any stock exchange.

All vested options and awards of restricted share units of theScore, and all options and awards of restricted stock units of theScore held by non-employee directors, will receive a cash payment at closing equal to the per-share value of the Transaction Consideration less the exercise price (if applicable). Unvested options and awards of restricted share units of theScore held by theScore employees will generally be converted into options to purchase Company Common Stock (“Company Option”) or restricted stock units covering Company Common Stock (“Company RSU”), as applicable. Unvested options and awards of restricted share units of theScore held by persons that are not directors or employees will generally be converted into options to purchase Exchangeable Shares (“Purchaser Options”) or restricted stock units covering Exchangeable Shares (“Purchaser RSU”), as applicable.

Representations, Warranties and Covenants

The Arrangement Agreement contains customary representations and warranties from the Company, Purchaser and theScore, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of its business prior to the closing, (2) the use of reasonable best efforts to consummate the Acquisition and (3) solely in the case of theScore, holding a meeting of theScore Shareholders to obtain their requisite approvals in connection with the Acquisition and, subject to certain exceptions, to recommend that such approval be provided. The Arrangement Agreement also prohibits theScore from soliciting competing acquisition proposals, except that, subject to customary exceptions and limitations, theScore may provide information to, and negotiate with, a third party that makes an unsolicited acquisition proposal if the board of directors of theScore determines that such acquisition proposal constitutes or would reasonably be expected to result in a superior proposal.

Conditions

Completion of the Acquisition is subject to certain conditions, including, among others, (1) the approval of 66 ⅔% of the votes cast by theScore Shareholders and, if required by applicable Canadian securities laws, a simple majority of the votes cast by theScore Shareholders (voting on a separate class basis), excluding Shares held by persons required to be excluded under such laws, (2) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (3) receipt of applicable state gaming approvals and (4) approval under the Investment Canada Act (Canada), R.S.C. 1985, c.28 (1st Supp.).

Termination Rights

The Arrangement Agreement contains certain termination rights for both the Company and theScore, including, among others, if (1) the Acquisition is not consummated by February 4, 2022 (which date may be extended by Purchaser or theScore in certain circumstances until May 4, 2022 or August 4, 2022 (the “End Date”)), (2) theScore Shareholders fail to approve the Acquisition or (3) there has been a breach by the other party that is not cured such that the applicable closing conditions are not satisfied. In addition, theScore may terminate the Arrangement Agreement under certain specified circumstances in order to accept a superior proposal in respect of an alternative transaction.

If the Arrangement Agreement is terminated in certain circumstances relating to changes in recommendation by the board of directors of theScore or the entry by theScore into an alternative transaction, then theScore will be required to pay to the Company a termination fee of $70 million. In addition, theScore will be obligated to make an expense reimbursement payment of $10 million to the Company if the Arrangement Agreement is terminated because theScore Shareholders fail to approve the Acquisition.

If the Arrangement Agreement is terminated in certain circumstances relating to a failure to receive regulatory approvals, then the Company will be required to make an investment in theScore Class A Shares for an aggregate purchase price of $200,000,000 on the terms and subject to the conditions set forth in the Arrangement Agreement.

Support Agreements

Contemporaneously with the execution of the Arrangement Agreement, the Company and Purchaser entered into voting support agreements with the directors of theScore, John Levy, John Levy Family Holdings Ltd., Norwest Video Inc., Benjamin Levy, Benjie Levy Family Holdings Inc., Relay Ventures Fund II L.P. and Relay Ventures Parallel Fund II L.P. under which they have agreed, subject to certain termination rights, to vote all of their shares in favor of the Acquisition and not to transfer their shares. John Levy, John Levy Family Holdings Ltd., Norwest Video Inc., Benjamin Levy and Benjie Levy Family Holdings Inc. also agreed not to transfer the Consideration Shares received by them pursuant to the Acquisition prior to the following lock-up release dates, subject to certain exceptions: 25% at the closing, 25% six months after the closing, 25% twelve months after the closing, and 25% eighteen months after the closing.

The summary of the Arrangement Agreement and the transactions contemplated thereby in this Current Report on Form 8-K is qualified by reference to the full text of the Arrangement Agreement, which is included as Exhibits 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Arrangement Agreement has been attached as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other information about the Company, Purchaser, theScore or their respective subsidiaries and affiliates or to modify or supplement any factual disclosures about the Company in its public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The representations, warranties and covenants contained in the Arrangement Agreement were made only for purposes of such agreement and as of specific dates, are solely for the benefit of the parties to the Arrangement Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Arrangement Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors or to the Company’s SEC filings. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Purchaser, theScore or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Arrangement Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company, Purchaser, theScore or their subsidiaries or affiliates.

Item 3.02	Unregistered Sale of Equity Securities

The disclosure under Item 1.01 of this Current Report on Form 8-K relating to the Arrangement Agreement and the issuance of Consideration Shares, Company Options, Company RSUs, Purchaser Options and Purchaser RSUs thereunder is incorporated into this Item 3.02 by reference.

The Consideration Shares, Company Options, Company RSUs, Purchaser Options and Purchaser RSUs to be issued under the Arrangement Agreement will be issued in reliance upon Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”), which exempts from the registration requirements under the Securities Act any securities that are issued in exchange for one or more bona fide outstanding securities where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange shall have the right to appear, by any court expressly authorized by law to grant such approval.

Item 8.01	Other Events

On August 5, 2021, the Company and theScore issued a joint press release, a copy of which is attached as Exhibit 99.1 and incorporated by reference in this Current Report on Form 8-K, announcing the Company’s and theScore’s entry into the Arrangement Agreement and related matters. The Company also posted an investor presentation on its website on August 5, 2021, a copy of which is attached as Exhibit 99.2 and incorporated by reference in this Current Report on Form 8-K.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the use of forward-looking terminology such as “expects,” “believes,” “estimates,” “projects,” “intends,” “plans,” “goal,” “seeks,” “may,” “will,” “should,” or “anticipates” or the negative or other variations of these or similar words, or by discussions of future events, strategies or risks and uncertainties. Specifically, forward-looking statements include, but are not limited to, statements regarding the Company’s acquisition of theScore, the Company’s digital strategy, the potential benefits of the acquisition of theScore, including benefits for the Company’s digital betting and content platform through the integration of Barstool Sports and theScore, the anticipated financial returns from the acquisition of theScore, including reductions in customer acquisition and third party costs and growth in sales in North America, expected impacts on Adjusted EBITDA, the profitability of Penn Interactive, the expected timing of the special meeting of theScore shareholders, and the projected closing date of the acquisition of theScore. Such statements are all subject to risks, uncertainties and changes in circumstances that could significantly affect the Company’s future financial results and business. Accordingly, the Company cautions that the forward-looking statements contained herein are qualified by important factors that could cause actual results to differ materially from those reflected by such statements. Such factors include, but are not limited to: (a) the magnitude and duration of the impact of the COVID-19 pandemic on general economic conditions, capital markets, unemployment, consumer spending and the Company’s liquidity, financial condition, supply chain, operations and personnel; (b) the Company may not be able to achieve the anticipated financial returns from the acquisition of theScore, including due to fees, costs and taxes in connection with the integration of theScore and expansion of its betting and content platform; (c) the closing of the acquisition of theScore may be delayed or may not occur at all, for reasons beyond the Company’s control; (d) the requirement to satisfy the closing conditions in the agreement with theScore, including receipt of regulatory approvals and the approval of shareholders of theScore; (e) there is significant competition in the interactive gaming market; (f) potential adverse reactions or changes to business or regulatory relationships resulting from the announcement or completion of the acquisition; (g) the ability of the Company or theScore to retain and hire key personnel; (h) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the Company and theScore to terminate the agreement between the companies; (i) the outcome of any legal proceedings that may be instituted against the Company, theScore or their respective directors, officers or employees; (j) the impact of new or changes in current laws, regulations, rules or other industry standards; and (k) other factors as discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, each as filed with the U.S. Securities and Exchange Commission. The Company does not intend to update publicly any forward-looking statements except as required by law. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this Current Report on Form 8-K may not occur.

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
2.1	Arrangement Agreement by and among Penn National Gaming, Inc., 1317774 B.C. LTD. and Score Media and Gaming Inc., dated as of August 4, 2021.*
99.1	Press Release, dated August 5, 2021, issued by Penn National Gaming, Inc. and Score Media and Gaming Inc.
99.2	Investor Presentation, dated August 5, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PENN NATIONAL GAMING, INC.

Date: August 5, 2021	By:	/s/ Harper Ko
		Name:	Harper Ko
		Title:	Executive Vice President, Chief Legal Officer and Secretary